EXHIBIT A
                                    ---------

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended each of the undersigned hereby agrees to the joint filing with all other signatories listed below, on behalf of each of them, of a statement on
Schedule 13D (including amendments thereto) with respect to the Common Stock, $.01 par value per share, of Dairy Mart Convenience Stores, Inc. and that this Agreement be included as an Exhibit to such joint filing. Frank Colaccino is hereby designated as the person authorized to receive notices and communications with respect to such joint filing and is authorized to execute such joint filing on behalf of the undersigned. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 11th day of May, 2000.

                                    S/FRANK COLACCINO
                                    -------------------------
                                    Frank Colaccino

                                    S/STEPHEN KREVALIN
                                    -------------------------
                                    Stephen Krevalin

                                    S/LAURENCE D. LANDRY
                                    -------------------------
                                    Laurence D. Landry

                                    S/DENIS NEWMAN
                                    -------------------------
                                    Denis Newman

                                    S/ANDREW NISS
                                    -------------------------
                                    Andrew Niss

                                    S/JOHN M. O'BRIEN, III
                                    -------------------------
                                    John M. O'Brien, III

                                            *
                                    -------------------------
                                    John L. Ritter

                                    S/DONALD K. WILSON, JR.
                                    -----------------------
                                    Donald K. Wilson, Jr.

            *Signature of John L. Ritter to be supplied by amendment.



CUSIP No.  233860303                                             Page 14 of 14